As filed with the Securities and Exchange Commission on April __, 2006

                                              Registration No. 333-_________

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                               _______________

                      Post-Effective Amendment No. 1 to
                                  Form S-8

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               _______________

                          Westfield Financial, Inc.
           (Exact name of registrant as specified in its charter)

         Massachusetts                                       73-1627673
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                         Identification No.)

                             c/o Westfield Bank
                               141 Elm Street
                             Westfield, MA 01086
                               (413) 568-1911
        (Address, Including Zip Code, of Principal Executive Offices)
                               _______________

                                 401(k) Plan
                        as adopted by Westfield Bank
                          (Full title of the plan)
                               _______________

                             Donald A. Williams
                    Chairman and Chief Executive Officer
                               Westfield Bank
                               141 Elm Street
                            Westfield, MA  01086
                               (413) 568-1911

                                  Copy to:

                          Richard A. Schaberg, Esq.
                           Thacher Proffitt & Wood
                   1700 Pennsylvania Avenue, NW, Suite 800
                            Washington, DC  20006
                               (202) 347-8400
          (Name, address and telephone number of agent for service)
                               _______________

                       CALCULATION OF REGISTRATION FEE

'''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''
Title of Securities    Amount to be    Proposed Maximum Proposed Maximum
Amount of
 to be Registered   Registered(1)   Offering Price Per Share (2)   Aggregate
Offering Price (2)  Registration Fee
---------------------------------------------------------------------------
Common Stock, $.01 par value	N/A	N/A	N/A	N/A

Plan Participation Interests(3)	C	C	C	C
'''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''''
(1) Based on the estimated number of shares of common stock of Westfield Financial, Inc. (AWestfield Financial@) that could be purchased under the SBERA 401(k) Plan as adopted by Westfield Bank (the APlan@) with the current assets of the Plan.

(2) Estimated solely for purpose of calculating the registration fee in accordance with Rule 457(h) of the Securities Act of 1933, as amended (the ASecurities Act@), pursuant to which shares of common stock of Westfield Financial offered pursuant to the Plan are deemed to be offered at $10 per share, the price at which shares of Westfield Financial common stock are being offered to the public pursuant to the Registration Statement on Form S-1, as amended (Registration No. 333-68550).

(3) In addition, pursuant to Rule 416(c) under the Securities Act, this registration statement also covers an indeterminate amount of interests to be offered pursuant to the employee benefit plan described herein.

Note: This Post-Effective Amendment No. 1 to Form S-8 is submitted solely to replace the SBERA 401(k) Plan as adopted by Westfield Bank filed as Exhibit
4.1 to the Form S-8 filed November 9, 2001, with the 401(k) Plan as adopted by Westfield Bank.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westfield, Commonwealth of Massachusetts on April 25, 2006.

                                       Westfield Financial, Inc.
                                       (Registrant)

                                       By: /s/ Donald A. Williams
                                           --------------------------------
                                           Donald A. Williams
                                           Chairman and Chief Executive
                                           Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                       Title                       Date
---------                       -----                       ----

/s/ Donald A. Williams          Chairman and Chief          April 25, 2006
----------------------------    Executive Officer
Donald A. Williams

/s/ James C. Hagan              President and Chief         April 25, 2006
----------------------------    Operating Officer
James C. Hagan

/s/ Michael J. Janosco, Jr.     Chief Financial Officer     April 25, 2006
----------------------------    and Treasurer
Michael J. Janosco, Jr.

/s/ Victor J. Carra             Director                    April 25, 2006
----------------------------
Victor J. Carra

/s/ David C. Colton, Jr.        Director                    April 25, 2006
----------------------------
David C. Colton, Jr.

/s/ Robert T. Crowley, Jr.      Director                    April 25, 2006
----------------------------
Robert T. Crowley, Jr.

/s/ Harry C. Lane               Director                    April 25, 2006
----------------------------
Harry C. Lane

/s/ William H. McClure          Director                    April 25, 2006
----------------------------
William H. McClure

/s/ Mary C. O'Neil              Director                    April 25, 2006
----------------------------
Mary C. O'Neil

/s/ Richard C. Placek           Director                    April 25, 2006
----------------------------
Richard C. Placek

/s/ Paul R. Pohl                Director                    April 25, 2006
----------------------------
Paul R. Pohl

/s/ Charles E. Sullivan         Director                    April 25, 2006
----------------------------
Charles E. Sullivan

/s/ Thomas C. Sullivan          Director                    April 25, 2006
----------------------------
Thomas C. Sullivan

      Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westfield, Commonwealth of Massachusetts, on April 25, 2006.

                                       401(k) Plan
                                       as adopted by Westfield Bank

                                       By:     /s/ Donald A. Williams
                                               -----------------------------
                                       Name:   Donald A. Williams
                                       Title:  Chairman and Chief Executive
                                               Officer

                                EXHIBIT INDEX

Exhibit
 Number    Description
--------   -----------

  4.1      The SBERA 401(k) Plan as adopted by Westfield Bank.
  4.2 Investment Election Form of Westfield Bank, incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-8, dated November 9, 2001, as amended Registration No. 333-73132, and any amendments thereto.
  4.3 Articles of Organization of Westfield Financial, Inc., incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, dated August 28, 2001, as amended, Registration No. 333-68550, and any amendments thereto.
  4.4 By-Laws of Westfield Financial, Inc., incorporated by reference to the Registrant's Registration Statement on Form S-1, dated August 28, 2001, as amended, Registration No. 333-68550, and any amendments thereto.
  5 Opinion of Thacher Proffitt & Wood, counsel for Registrant, as to the legality of the securities being registered incorporated by reference to Exhibit 5.1 to the Registrant's Registration Statement on Form S-1, dated August 28, 2001, as amended, Registration No. 333-68550, and any amendments thereto.
 23.1      Consent of Thacher Proffitt & Wood, incorporated by reference to
           Exhibit 23.1 to the Registrant's Registration Statement on Form S-1, dated August 28, 2001, as amended, Registration No. 333-68550, and any amendments thereto.
 23.2      Consent of Deloitte & Touche LLP, incorporated by reference to
           Exhibit 23.2 to the Registrant's Registration Statement on Form S-8, dated November 9, 2001, as amended, Registration No. 333-73132, and any amendments thereto.